                                                                EXHIBIT 10.21.3


                                SECOND AMENDMENT
                                       TO
                             STOCKHOLDERS AGREEMENT


         THIS SECOND AMENDMENT TO STOCKHOLDERS AGREEMENT (this "Second Amendment") to the Stockholders Agreement, as amended, dated as of November 26, 1996, (the "Stockholders Agreement") by and among Capstar Broadcasting Partners, Inc., a Delaware corporation (the "Company"), the securityholders listed on the signature pages thereto, and Hicks, Muse, Tate & Furst Incorporated, a Texas corporation ("HMTF"), is entered into effective June 20, 1997, by and among the Company, HMTF, the Holders, the parties identified on Annex A as being New Holders (herein so called), and Capstar Broadcasting Corporation, a Delaware corporation ("Capstar Broadcasting"). A copy of the Stockholders Agreement is attached hereto as Exhibit A.

                                   RECITALS:

         WHEREAS, Frank D. Osborn, a Holder, desires to make a gift of a total of 133,000 shares of Class A Common Stock (allocated as set forth on Annex A), $0.01 par value per share (the "Shares"), of Capstar Broadcasting to the New Holders;

         WHEREAS, the stockholders of the Company have effected an exchange of all shares of the Company for all shares of Capstar Broadcasting;

         WHEREAS, as a result of such exchange, the Company is a wholly-owned subsidiary of Capstar Broadcasting;

         WHEREAS, the parties to the Stockholders Agreement desire to amend the Stockholders Agreement as provided herein pursuant to Section 8.7.2 of the Stockholders Agreement;

         WHEREAS, among other things, the parties to the Stockholders Agreement desire to replace the Company with Capstar Broadcasting as a party to the Stockholders Agreement for all purposes; and

         WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Stockholders Agreement.


                                  AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

         1. From and after the date hereof, the Company shall not be a party to the Stockholders Agreement. All references in the Stockholders Agreement to the Company shall hereby be deemed, from and after the date hereof, to refer to Capstar Broadcasting for all purposes.

         2. Capstar Broadcasting hereby assumes and agrees to perform and discharge all of the Company's duties and obligations under the Stockholders Agreement that are to be performed from and after the date hereof.

         3. "Common Stock" Definition. The definition of "Common Stock" set forth in Section 1.1 of the Stockholders Agreement is hereby amended and restated to read in its entirety as follows:

         "Common Stock" means (a) shares of the Class A Common Stock, $0.01 par value per share, of the Company, (b) shares of the Class B Common Stock, $0.01 par value per share, of the Company, (c) shares of the Class C Common Stock, $0.01 par value per share, of the Company, and
         (d) any capital stock into which such shares of common stock thereafter may be changed.

         4. "Excluded Registration" Definition. The definition of "Excluded Registration" in Section 1.1 of the Stockholders Agreement is hereby amended and restated to read in its entirety as follows:

         "Excluded Registration" means a registration under the Securities Act of (i) a registration to effect a Qualified IPO if such registration only includes equity securities to be issued by the Company and does not include any equity securities for the account of any other securityholder of the Company, (ii) securities registered on Form S-8 or any similar successor form, (iii) securities registered to effect the acquisition of or combination with another Person, and (iv) securities registered pursuant to any registration rights agreement to be entered into with the securityholders of Patterson Broadcasting, Inc., a Delaware corporation ("Patterson"), upon consummation of the Company's acquisition of Patterson.

         5. Permitted Transfer Status. Each New Holder hereby agrees to take and hold the Shares subject to the provisions and upon the conditions specified in the Stockholders Agreement and shall be added as a "Holder" under the Stockholders Agreement except for purposes of Section 6.1 of the Stockholders Agreement.

         6. Grantor Status. Each New Holder hereby agrees and is deemed to be a "Grantor" for all purposes under Section 6.1 of the Stockholders Agreement if, and at such time as, (i) Frank D. Osborn is no longer a director, officer or employee of the Capstar Broadcasting or any Subsidiary of Capstar Broadcasting, or (ii) a Change of Control occurs.

         7. Voting Rights. Except as otherwise provided in Article 2 of the Stockholders Agreement, each New Holder hereby agrees that, during the term of the Stockholders Agreement, such New Holder will cause his or her Shares, whether such Shares are owned by a New Holder or any subsequent transferee of a New Holder (including without limitation, a New Holder's estate, executors, administrators, heirs or devisees), (a) to be represented by each such New Holder, in person or by proxy, at any validly called meeting of the stockholders of Capstar Broadcasting in order for such Shares to be counted as a part of the quorum of the stockholders of Capstar Broadcasting, and (b) to be voted in any manner as Frank D. Osborn so designates so long as Frank D. Osborn owns any voting securities of Capstar Broadcasting or is serving as an officer of Capstar Broadcasting.

         8. Notices. Any notices or other communications required or permitted under Section 10.1 of the Stockholders Agreement shall be addressed to each New Holder at his or her address set forth on the signature pages hereto.

         9. Except as herein specifically amended or supplemented, the Stockholders Agreement continue in full force and effect in accordance with its terms.

         10. This Second Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment effective as of the date first written above.


                                       CAPSTAR BROADCASTING PARTNERS, INC.



                                       By:    /S/ Paul D. Stone
                                              --------------------------------
                                       Name:  Paul D. Stone
                                              --------------------------------
                                       Title: Executive Vice President
                                              --------------------------------


                                       CAPSTAR BROADCASTING CORPORATION



                                       By:    /S/ Paul D. Stone
                                              --------------------------------
                                       Name:  Paul D. Stone
                                              --------------------------------
                                       Title: Executive Vice President
                                              --------------------------------


                                       HICKS, MUSE, TATE & FURST INCORPORATED



                                       By:    /S/ Eric C. Neuman
                                              --------------------------------
                                       Name:  Eric C. Neuman
                                              --------------------------------
                                       Title: Senior Vice President
                                              --------------------------------


                                       HOLDERS:


                                       /S/ James T. Shea
                                       ---------------------------------------
                                       James T. Shea


                                       /S/ Charles DiToro
                                       ---------------------------------------
                                       Charles DiToro


                                       /S/ Judy Jennings
                                       ---------------------------------------
                                       Judy Jennings


                                       /S/ Patia Gaugh
                                       ---------------------------------------
                                       Patia Gaugh

                                       /S/ Sharon Chambers
                                       ---------------------------------------
                                       Sharon Chambers


                                       /S/ Jay Sterin
                                       ---------------------------------------
                                       Jay Sterin


                                       /S/ Rich Lewis
                                       ---------------------------------------
                                       Rich Lewis


                                       /S/ Marc Berman
                                       ---------------------------------------
                                       Marc Berman


                                       /S/ Scott Bacherman
                                       ---------------------------------------
                                       Scott Bacherman


                                       /S/ Frank D. Osborn
                                       ---------------------------------------
                                       Frank D. Osborn


                                       /S/ William S. Banowsky, Jr.
                                       ---------------------------------------
                                       William S. Banowsky, Jr.


                                       /S/ Claude C. Turner
                                       ---------------------------------------
                                       Claude C. Turner


                                       /S/ David J. Benjamin, III
                                       ---------------------------------------
                                       David J. Benjamin, III


                                       NEW HOLDERS:


                                       /S/ Josephine N. Osborn
                                       ---------------------------------------
                                       Josephine N. Osborn as custodian for
                                       Elizabeth A. Osborn under the Uniform
                                       Gifts to Minors Act

                                       Address: 174 Hemlock Hill Road
                                                ------------------------------
                                                New Canaan, CT  06840
                                                ------------------------------

                                                ------------------------------

                                       /S/ Josephine N. Osborn
                                       ---------------------------------------
                                       Josephine N. Osborn as custodian for
                                       Allison W. Osborn under the Uniform
                                       Gifts to Minors Act

                                       Address: 174 Hemlock Hill Road
                                                ------------------------------
                                                New Canaan, CT  06840
                                                ------------------------------

                                                ------------------------------



                                       /S/ Josephine N. Osborn
                                       ---------------------------------------
                                       Josephine N. Osborn as custodian for
                                       Katherine N. Osborn under the Uniform
                                       Gifts to Minors Act

                                       Address: 174 Hemlock Hill Road
                                                ------------------------------
                                                New Canaan, CT  06840
                                                ------------------------------

                                                ------------------------------


                                       /S/ Josephine N. Osborn
                                       ---------------------------------------
                                       Josephine N. Osborn as custodian for
                                       Frank W. Osborn under the Uniform Gifts
                                       to Minors Act

                                       Address: 174 Hemlock Hill Road
                                                ------------------------------
                                                New Canaan, CT  06840
                                                ------------------------------

                                                ------------------------------


                                       /S/ Josephine N. Osborn
                                       ---------------------------------------
                                       Josephine N. Osborn as custodian for
                                       Caroline L. Osborn under the Uniform
                                       Gifts to Minors Act

                                       Address: 174 Hemlock Hill Road
                                                ------------------------------
                                                New Canaan, CT  06840
                                                ------------------------------

                                                ------------------------------


                                       HOLDERS:



                                       /S/ Mary K. Quass
                                       ---------------------------------------
                                       Mary K. Quass

                                    ANNEX A


                          NEW HOLDERS                                           SHARES
                          -----------                                           ------
Josephine N. Osborn as custodian for Elizabeth A. Osborn under the Uniform      26,600
Gifts to Minors Act

Josephine N. Osborn as custodian for Allison W. Osborn under the Uniform        26,600
Gifts to Minors Act

Josephine N. Osborn as custodian for Katherine N. Osborn under the Uniform      26,600
Gifts to Minors Act

Josephine N. Osborn as custodian for Frank W. Osborn under the Uniform          26,600
Gifts to Minors Act

Josephine N. Osborn as custodian for Caroline L. Osborn under the Uniform       26,600
Gifts to Minors Act

                                   EXHIBIT A

                             Stockholders Agreement